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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                         April 19, 2004 (April 14, 2004)


                             GREY GLOBAL GROUP INC.
               (Exact name of Registrant as specified in charter)

    Delaware                     0-7898                     13-0802840
(State or Other            (Commission File No.)         (I.R.S. Employer
Jurisdiction of                                          Identification No.)
Incorporation)


                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         On April 19, 2004, Grey Global Group Inc. issued a press release announcing the election of Julian A. Brodsky to its Board of Directors. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


                            (Signature page follows)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GREY GLOBAL GROUP INC.

                                     By:   /s/ John A. Grudzina
                                           -------------------------------------
                                           Name: John A. Grudzina
                                           Title: Senior Vice President, General
                                                  Counsel

Dated:  April 19, 2004


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